- -----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported)  May 15, 1996


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and
Servicing Agreement, dated as of May 1, 1996, which forms Lehman Home Equity Loan Trust 1996-2, which will issue the Lehman Home Equity Loan Trust 1996-2, Home Equity Loan Asset-Backed Certificates, Series 1996-2).


                           LEHMAN ABS CORPORATION
- ----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware               333-01451        13-3447441
- ----------------------------  -------------  -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
- -----------------------------------------------------------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------


- -----------------------------------------------------------------

Item 5.  Other Events.
- ----     ------------

Incorporation of Certain Documents by Reference
- -----------------------------------------------

     The financial statements of Financial Guaranty Insurance Company


("FGIC") as of December 31, 1995 and December 31, 1994, and for each of the years in the three-year period ended December 31, 1995, that are included in the prospectus supplement relating to Lehman Home Equity Loan Trust 1996-2 (the "FGIC Financials") have been audited by KPMG Peat Marwick LLP ("KPMG Peat Marwick"). The consent of KPMG Peat Marwick to the use of their name in such prospectus supplement is attached hereto as Exhibit 23.

     The FGIC Financials are attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial
- ----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     23.  Consent of KPMG Peat Marwick.

     99.  FGIC Financials.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin Harding
                                  -----------------------------
                                  Martin Harding




Dated:  May 13, 1996

                                Exhibit Index
                               -------------

Exhibit                                           Page
- -------                                           ----


     23.  Consent of KPMG Peat Marwick.

     99.  FGIC Financials.